ETF OPPORTUNITIES TRUST

T-REX 2X Long LITS Daily Target ETF
T-REX 2X Long KSS Daily Target ETF
T-REX 2X Long FRMM Daily Target ETF
(each, a “Fund,” and collectively, the “Funds”)

Listed on Cboe BZX Exchange, Inc.

Supplement dated August 5, 2026
to the Prospectus and
Statement of Additional Information (“SAI”) dated April 30, 2026

Effective immediately, the ticker to the T-REX 2X Long LITS Daily Target ETF is "LIST".

Effective immediately, the ticker to the T-REX 2X Long KSS Daily Target ETF is "LIKE".

Effective immediately, the ticker to the T-REX 2X Long FRMM Daily Target ETF is "FNGY".

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110